LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

August 1, 2000

Dear Shareholder:

For the six months ended June 30, 2000, the J.P. Morgan International Opportunities Portfolio of the J.P. Morgan Series Trust II returned -3.93%, slightly underperforming the MSCI All Country World Free ex-U.S. Index, and the Lipper Variable Annuity International Funds Average, which returned -3.33% and -3.59%, respectively.

The portfolio's net asset value as of June 30, 2000 was $13.25 per share, decreasing from $13.83 on December 31, 1999. The portfolio made net investment income distributions of approximately $0.04 during the six months. On June 30, 2000, the portfolio's net assets totaled approximately $27.6 million.

Included in this report is an interview with Nigel F. Emmett, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone J.P. Morgan Funds Services at (888) 756-8645.

Sincerely yours,

/s/Ramon de Oliveira                      /s/Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
Table of contents
LETTER TO THE SHAREHOLDERS......1        PORTFOLIO FACTS AND HIGHLIGHTS .......6
PORTFOLIO PERFORMANCE...........2        FINANCIAL STATEMENTS..................8
PORTFOLIO MANAGER Q&A...........3
--------------------------------------------------------------------------------

Portfolio performance

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                       TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                         -------------------------------------------------------------------------------
                                                  THREE      SIX          ONE         THREE      FIVE      SINCE
AS OF JUNE 30, 2000                               MONTHS     MONTHS       YEAR        YEARS      YEARS     INCEPTION*
------------------------------------------------------------------------------------------------------------------------
J.P. Morgan International
   Opportunities Portfolio                        -1.80%     -3.93%       17.68%       9.51%     12.50%    11.76%
MSCI All Country World Free ex-U.S. Index**       -4.08%     -3.33%       18.10%       9.46%     11.07%    10.52%
Lipper Variable Annuity
   International Funds Average***                 -5.81%     -3.59%       27.25%      13.34%     15.17%    14.63%




*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**MSCI ALL COUNTRY WORLD FREE EX-U.S. INDEX IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES, AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. FOREIGN INVESTING INVOLVES SPECIAL RISK, INCLUDING ECONOMIC AND POLITICAL INSTABILITY AND CURRENCY FLUCTUATIONS.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, vice president and member of the team that manages the portfolio. Nigel joined J.P. Morgan in 1997. Previously, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel holds a B.A. in economics from Manchester University. He is an Associate Member of the Institute for Investment Management and Research (AIIMR) and is a holder of the CFA designation. This interview was conducted on July 25, 2000, and reflects his views on that date.

HOW IS THE PORTFOLIO MANAGED?

NFE: With this portfolio, our aim is to be invested in the most attractively priced international securities within all sectors. In doing so, we invest selectively in both developed and emerging markets, outside of the United States. I would note that our overall allocation to any given country/region is a reflection primarily of fundamental, bottom-up stock selection, rather than a strategic country view, although we do undertake active currency management.

HOW DID THE PORTFOLIO PERFORM OVER THE PAST SIX MONTHS?

NFE: There are really two benchmarks for this portfolio. The standard benchmark is the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index. To track how well we are doing relative to the competition, however, we use the Lipper Variable Annuity International Funds Average (VAIFA). With regard to both, the portfolio returned -3.93% over the past six months, while the MSCI Index returned -3.33% and the Lipper VAIFA returned -3.59%.

WHICH COMPANIES HELPED PERFORMANCE?

NFE: Philips Electronics was a good performer over the six-month period. It was helped by a broad range of profitable product lines, from semi-conductors to consumer electronics. These businesses performed very well in calendar 1999, and continued to do well in the first five months of this year, helping the company outperform many of its peers. Back in April, for example, Philips reported quarterly profits that were nearly double those of the comparable quarter of 1999. It has already achieved a 25% return on net assets, which exceeds the company's 24% target for this year. In recent years, the management of Philips has achieved better than average returns by directing capital to high growth businesses and away from non-core businesses. Lately, the company has benefited from a strong dollar and yen, which in conjunction with a weak euro, helps European producers. Overall, we've seen relatively good top line sales growth, and Philips continues to be one of our favorite stocks in Europe.

Another stock that did well over the period was Alcatel, a French technology company. The first quarter's news flow was particularly encouraging, including its report of strong earnings and news of progress on sev-eral business fronts. For example, it acquired Newbridge Networks, which provided it with a competitive router offering. Also, the company forecast sales of 20 million GSM mobile phones this year. If achieved, as seems likely, this would represent a doubling of its 1999 sales and a 10% global market share. Alcatel also announced a major joint venture with Fujitsu involving the W-CDMA mobile telephone business in Europe and Asia, which gives the company access to the Japanese market.

Embratel, Brazil's leading long distance and data communications provider, was a positive-negative-positive story over the period. It benefited substantially from the recovery in the domestic Brazilian market in 1999 and from strong investor interest in telecoms throughout the world at the end of last year and the beginning of this one. In the middle of the period, however, the stock suffered from widespread profit taking, as investors sought to lock in the profits they had gained. Our faith in the company's fundamentals were such that we resisted the urge to sell during this period. Subsequently, the stock's price started to recover.

Going forward, we like the company for a number of reasons. One is management's proven ability to attract strong strategic partners, such as MCI WorldCom and America Online. The company is currently in the process of working with AOL's Brazilian Division, for example, to create an Internet access system for 25 cities in Brazil, with a combined population of over 30 million. It is also continuing to build on its broadband services, and is adding more capacity to its international routes.

HOW ABOUT THOSE THAT HURT PERFORMANCE?

NFE: One stock that hurt performance was Swisscom, the recently privatized Swiss national telephone company. While still a favored portfolio holding, Swisscom has been largely ignored by a market that remains focused on the larger players.

While sometimes overlooked by investors, Swisscom has begun to implement its own wireless and Internet strategy. Among its actions in this regard is a joint venture with Commerce One to create a business-to-business marketplace for central Europe. It also announced its first Wireless Application Portal, which enables it to offer mobile phone customers a basket of high demand services, such as e-mail, data application, stock price quotes, and so on.

Another company that hurt performance, but that we also continue to like, was Royal and Sun Alliance. This European insurance company saw its 1999 profits and its stock price negatively impacted by storm damage claims in Europe and the Americas. The stock was also hurt during this reporting period by speculators who hoped the company would be acquired. When a bid was not forthcoming, they sold their positions. The combination of these two factors, in our view, helped to make an attractively priced stock even more attractive. From a bottom-up perspective, Royal and Sun continues to be a very well managed company, with a strong balance sheet, and a good book of business.

Equant, a French-European telecommunications company and data carrier, also performed less well than expected. It was hurt, particularly in the May-June period, by the general tech sell-off. It is also suffering from the predicament faced by many new economy companies: it has a strong order book and is growing very quickly, but is experiencing margin pressure associated with that growth. This has concerned investors, who are questioning whether its growth can compensate for its pricing and margin pressure.

WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL ARENA OVER THE MONTHS AHEAD?

NFE: We continue to view international markets as more attractive than the U.S. In particular, we are finding attractively priced securities in continental Europe, where earnings growth continues to meet or exceed expectations, as well as Latin America, and certain Asian nations - excluding Japan, where news of progress on the economic front is somewhat mixed. Within the U.K. there are fewer opportunities.

This said, our focus remains on finding the best opportunities within each sector, wherever those opportunities may be. In the finance sector, for example, we currently don't hold any Japanese banking stocks, although we do hold a Japanese consumer finance company. On the other hand, we like several banking and finance companies in continental Europe. So, we end up being underweight Japan and overweight Europe in this sector, simply because the best opportunities within it happen to be in Europe at this point in time. On the other hand, we think many European healthcare providers are expensive, while several Japanese healthcare concerns are attractively priced. For this reason, we are overweight the Japanese healthcare sector and underweight Europe. Geography, really, has little to do with it.

WHAT WILL RISING U.S. INTEREST RATES MEAN FOR THE REST OF THE WORLD?

NFE: While investors are less worried now than they were a few months ago about the prospect of rising U.S. interest rates, the interest rate discussion remains very relevant. If U.S. rates continue to go up and there is a hard landing in the United States, then global growth everywhere is going to slow and global equity markets, especially emerging markets, will suffer the consequences.

Elsewhere, it looks like continental European interest rates are set to rise again, perhaps later in the year, although they have peaked in the U.K. In Japan, the domestic economy is still very weak. As a consequence, it looks as if the Bank of Japan's zero interest rate policy will remain in place, at least for the time being. From a global interest rate perspective, it's still very much a question of whether central bankers will be able to control growth and inflation, or whether they will go too far in raising rates, and, in doing so, slow the global economy.

For our part, we side with the view that the Federal Reserve Board will engineer a soft landing for the U.S. economy, one in which we will still see good growth, if not at the rapid pace of recent years. If so, international markets, which tend to lag the United States in their recovery cycles, should prosper.

Portfolio facts


INVESTMENT OBJECTIVE
J.P. MorganInternational Opportunities Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the portfolio is subject to foreign market, political, economic, and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/00
$27,591,592

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES (IF APPLICABLE)
12/20/00

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
12/20/00


EXPENSE RATIO
The portfolio's annualized expense ratio of 1.20% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.


Portfolio highlights
ALL DATA AS OF JUNE 30, 2000

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

- EUROPE/AFRICA                 56%
- JAPAN                       18.2%
- ASIA PACIFIC                16.3%
- SHORT-TERM INVESTMENTS       5.2%
- LATIN AMERICA                3.8%
- CANADA                       0.5%

LARGEST HOLDINGS
(EXCLUDING SHORT-TERM HOLDINGS)     % OF TOTAL INVESTMENTS
----------------------------------------------------------
Koninklijke (Royal) Phillips
   Electronics NV (Netherlands)               3.3%
Vodafone Airtouch PLC (United Kingdom)        3.3%
Alcatel (France)                              3.2%
Total Fina Elf SA, B Shares (France)          2.7%
Vivendi SA (France)                           2.4%
Rohm Co. Ltd. (Japan)                         2.0%
BNP Paribas (France)                          1.9%
Fujitsu Ltd. (Japan)                          1.9%
Takeda Chemical Industries Ltd. (Japan)       1.8%
Suez Lyonnaisse des Eaux SA (France)          1.8%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIO PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the portfolio and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost. Reference to specific securities and their issuers should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the portfolios will continue to hold these securities. Opinions expressed herein and other fund data presented are subject to change without notice. The fund invests in foreign securities, which are subject to special currency, political, and economic risk.

PLEASE CALL (888) 756-8645 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  -------------  ------------
COMMON STOCK (88.0%)
AUSTRALIA (3.2%)
News Corp. Ltd. (Broadcasting &
  Publishing)(s).................................        10,900   $   150,516
Santos Ltd. (Oil-Production)(s)..................        90,000       275,036
Southern Pacific Petroleum NL
  (Oil-Services)+(s).............................        74,816        85,345
WMC Ltd. (Metals & Mining)(s)....................        79,900       358,485
                                                                  -----------
                                                                      869,382
                                                                  -----------

AUSTRIA (0.4%)
Bank Austria AG (Banking)(s).....................         2,200       107,586
                                                                  -----------
CANADA (0.5%)
Royal Bank of Canada (Banking)(s)................         2,650       135,478
                                                                  -----------

CHINA (0.9%)
Huaneng Power International, Inc. (Spon. ADR)
  (Energy Source)(s).............................        14,200       189,037
Huaneng Power International, Inc., H Shares
  (Energy Source)(s).............................       171,100        55,970
                                                                  -----------
                                                                      245,007
                                                                  -----------

FINLAND (1.0%)
Sampo Insurance Co. Ltd., A Shares
  (Insurance)(s).................................         3,100       126,282
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................        17,000       156,026
                                                                  -----------
                                                                      282,308
                                                                  -----------

FRANCE (17.4%)
Alcatel (Telecommunications-Equipment)(s)........        13,100       862,619
BNP Paribas (Financial Services)(s)..............         5,400       521,729
Carrefour SA (Retail)(s).........................         2,800       192,159
Christian Dior SA (Apparels & Textiles)(s).......           699       159,123
Coflexip SA (Oil-Services)(s)....................         2,993       364,335
Compagnie de Saint-Gobain (Building
  Materials)(s)..................................           500        67,862
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  -------------  ------------
FRANCE (CONTINUED)

Groupe Danone (Food, Beverages & Tobacco)(s).....           880   $   117,243
Rhodia SA (Chemicals)(s).........................        15,500       261,478
Sidel SA (Machinery)(s)..........................         2,350       191,347
STMicroelectronics NV (Electronics)(s)...........         3,030       191,680
Suez Lyonnaise des Eaux SA (Utilities)(s)........         2,700       474,887
Total Fina Elf SA (Oil-Services)+(s).............           450             4
Total Fina Elf SA, B Shares (Oil-
  Services)+(s)..................................         4,800       738,886
Vivendi SA (Utilities)(s)........................         7,250       642,445
                                                                  -----------
                                                                    4,785,797
                                                                  -----------

GERMANY (1.3%)
Merck KGaA (Pharmaceuticals)(s)..................         1,800        55,209
Schering AG (Pharmaceuticals)(s).................         5,550       305,348
                                                                  -----------
                                                                      360,557
                                                                  -----------

HONG KONG (4.6%)
Bank of East Asia Ltd. (Banking)(s)..............        94,000       219,466
China Unicom Ltd. (Telecommunication
  Services)+(s)..................................       146,000       309,969
China Unicom Ltd. (ADR) (Telecommunication
  Services)+(s)..................................         6,900       146,625
Guoco Group Ltd. (Financial Services)(s).........        15,000        30,114
Hongkong Electric Holdings Ltd. (Electric)(s)....       117,800       379,303
Hutchison Whampoa Ltd. (Multi - Industry)(s).....        15,100       189,832
                                                                  -----------
                                                                    1,275,309
                                                                  -----------

INDIA (0.6%)
Reliance Industries Ltd. (Spon. GDR) (Diversified
  Manufacturing)(s)..............................         8,200       174,250
                                                                  -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  -------------  ------------
IRELAND (0.1%)
Greencore Group PLC (Food, Beverages &
  Tobacco)(s)....................................        12,600   $    33,816
                                                                  -----------

ITALY (0.6%)
Bayerische Vita SPA (Insurance)(s)...............         3,000        25,793
UniCredito Italiano SPA (Financial
  Services)(s)...................................        29,000       139,260
                                                                  -----------
                                                                      165,053
                                                                  -----------

JAPAN (17.8%)
Chuo Mitsui Trust and Banking Co., Ltd.
  (Banking)(s)...................................        17,100        74,668
Dai Nippon Printing Co. Ltd. (Business & Public
  Services)(s)...................................         7,000       123,652
Fuji Bank Ltd. (Banking)(s)......................        30,000       228,534
Fujitsu Ltd. (Computer Systems)(s)...............        15,000       520,297
Honda Motor Co. Ltd. (Automotive)(s).............         5,000       170,597
Macnica, Inc. (Distributors)(s)..................         1,000       155,002
Mitsubishi Chemical Corp. (Chemicals)(s).........        92,000       378,243
Mitsubishi Corp. (Wholesale & International
  Trade)(s)......................................        38,000       344,426
Nippon Yusen Kabushiki Kaisha
  (Transportation)(s)............................        41,000       197,628
Nisshin Steel Co., Ltd. (Metals & Mining)(s).....       102,000       111,828
Paris Miki, Inc. (Retail)(s).....................         1,858       121,168
Rohm Co., Ltd. (Electronics)(s)..................         1,800       527,385
Softbank Corp. (Computer Software)(s)............         1,600       217,759
Taiheiyo Cement Corp. (Building Materials)(s)....        39,000        81,830
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)(s)...........................         7,423       488,295
The Tokio Marine & Fire Insurance Co., Ltd.
  (Insurance)(s).................................        25,000       289,211
Toppan Forms Co., Ltd. (Broadcasting &
  Publishing)(s).................................         1,800        42,701
Toppan Printing Co., Ltd. (Broadcasting &
  Publishing)(s).................................        10,000       106,044
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  -------------  ------------
JAPAN (CONTINUED)

Tostem Corp. (Construction & Housing)(s).........         9,000   $   147,158
West Japan Railway Co. (Railroads)(s)............            39       158,499
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(s)...........................         8,000       437,786
                                                                  -----------
                                                                    4,922,711
                                                                  -----------

MEXICO (1.5%)
Consorcio ARA SA de CV (Construction &
  Housing)+(s)...................................        74,000        87,205
Grupo Televisa SA (Spon. GDR) (Broadcasting &
  Publishing)(s).................................         4,700       324,006
                                                                  -----------
                                                                      411,211
                                                                  -----------

NETHERLANDS (5.5%)
Akzo Nobel NV (Chemicals)(s).....................         6,400       272,980
Equant NV (Computer Systems)+(s).................         2,350        95,865
Heineken Holding NV, Class A (Food, Beverages &
  Tobacco)(s)....................................         2,700       105,588
Koninklijke (Royal) Philips Electronics NV
  (Electronics)(s)...............................        18,920       895,857
Laurus NV (Retail)(s)............................         8,100        97,436
Vedior NV (Business & Public Services)(s)........         3,600        44,685
                                                                  -----------
                                                                    1,512,411
                                                                  -----------

NORWAY (0.3%)
Stolt - Nielsen SA (Spon. ADR)
  (Transportation)(s)............................         4,950        88,791
                                                                  -----------

PHILIPPINES (0.6%)
ABS - CBN Broadcasting Corporation
  (Broadcasting & Publishing)(s).................        93,000       115,094
First Philippine Holdings Corp. (Multi -
  Industry)(s)...................................        72,700        37,838
                                                                  -----------
                                                                      152,932
                                                                  -----------

RUSSIA (1.1%)
Surgutneftegaz (Spon. ADR) (Oil-Production)(s)...        22,300       297,148
                                                                  -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  -------------  ------------
SINGAPORE (3.6%)
Chartered Semiconductor Manufacturing Ltd.
  (Semiconductors)+(s)...........................         3,510   $   315,900
DBS Group Holdings Ltd. (Financial
  Services)(s)...................................        19,000       243,956
Neptune Orient Lines Ltd. (Transportation)(s)....       126,400       116,969
Overseas Union Bank Ltd. (Banking)(s)............        32,000       124,002
Singapore Press Holdings Ltd. (Broadcasting &
  Publishing)(s).................................        13,000       203,008
                                                                  -----------
                                                                    1,003,835
                                                                  -----------

SOUTH AFRICA (1.1%)
South African Breweries PLC (Food, Beverages &
  Tobacco)(s)....................................        42,100       314,198
                                                                  -----------

SOUTH KOREA (0.7%)
Housing & Commercial Bank (GDR) (Banking)(s).....         3,002        70,247
Hyundai Motor Co. Ltd. (GDR) (Automotive)(s).....        20,800       134,160
                                                                  -----------
                                                                      204,407
                                                                  -----------

SPAIN (3.4%)
Acerinox SA (Metals & Mining)(s).................         3,220        93,517
Actividades de Construccion y Servicios SA
  (Construction & Housing(s).....................         5,400       152,689
Banco Bilbao Vizcaya Argentaria SA
  (Banking)+(s)..................................         2,000       363,012
Banco Santander Central Hispano SA
  (Banking)(s)...................................        22,000       233,011
Indra Sistemas SA (Information Processing)(s)....         3,909        89,772
                                                                  -----------
                                                                      932,001
                                                                  -----------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  -------------  ------------

SWEDEN (1.3%)
Autoliv, Inc. (SDR) (Automotive)(s)..............         5,300   $   130,521
Skandia Forsakrings AB (Insurance)(s)............         3,800       100,946
Skandinaviska Ensklida Banken (Banking)(s).......        11,700       139,397
                                                                  -----------
                                                                      370,864
                                                                  -----------

SWITZERLAND (10.4%)
ABB Ltd. (Electrical Equipment)(s)...............         2,050       238,867
Barry Callebaut AG (Food, Beverages &
  Tobacco)(s)....................................           250        35,822
Compagnie Financiere Richemont AG (Food,
  Beverages & Tobacco)(s)........................            59       159,464
Credit Suisse Group (Financial Services)(s)......         1,600       319,292
Givaudan (Personal Care)+(s).....................            28         8,549
Nestle SA (Food, Beverages & Tobacco)(s).........           225       451,771
Novartis AG (Pharmaceuticals)(s).................           188       298,747
Roche Holding AG (Pharmaceuticals)(s)............            45       439,456
Swiss Re (Insurance)+(s).........................           164       335,342
Swisscom AG (Telecommunication Services)(s)......           880       305,762
UBS AG (Banking)(s)..............................         1,820       267,499
                                                                  -----------
                                                                    2,860,571
                                                                  -----------

UNITED KINGDOM (9.4%)
Allied Zurich PLC (Insurance)+(s)................        23,600       279,192
British Airways PLC (Airlines)(s)................        25,500       146,685
British American Tobacco PLC (Food, Beverages &
  Tobacco)(s)....................................        10,800        72,098
Cable & Wireless PLC (Telecommunications)(s).....         9,000       152,452
CGNU PLC (Insurance)+(s).........................         7,344       122,289
Lloyds TSB Group PLC (Banking)(s)................         6,100        57,620

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  -------------  ------------
UNITED KINGDOM (CONTINUED)
National Power PLC (Electric)(s).................        11,400   $    72,652
Railtrack Group PLC (Transportation)(s)..........         7,300       113,434
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................        46,100       299,378
Shell Transport & Trading Co.
  (Oil-Services)(s)..............................        30,800       257,133
Tesco PLC (Retail)+(s)...........................        44,300       137,809
Vodafone AirTouch PLC (Telecommunications)(s)....       220,698       892,013
                                                                  -----------
                                                                    2,602,755
                                                                  -----------

VENEZUELA (0.7%)
Compania Anonima Nacional Telefonos de Venezuela
  (ADR)(s).......................................         6,600       179,438
                                                                  -----------
  TOTAL COMMON STOCK (COST $21,990,844)..........                  24,287,816
                                                                  -----------
PREFERRED STOCK (3.0%)
AUSTRALIA (1.1%)
News Corp. Ltd. (Broadcasting &
  Publishing)(s).................................        24,900       301,458
                                                                  -----------

BRAZIL (1.6%)
Embratel Participacoes SA (ADR)
  (Telecommunication Services)(s)................        18,876       445,945
                                                                  -----------

GERMANY (0.3%)
Marschollek, Lautenschlaeger und Partner AG - VO
  (Financial Services)(s)........................           170        84,422
                                                                  -----------
  TOTAL PREFERRED STOCK (COST $640,992)..........                     831,825
                                                                  -----------
                                                     PRINCIPAL
                                                      AMOUNT
                                                     (IN USD)
                                                   -------------
CONVERTIBLE BONDS (1.8%)
CHINA (0.6%)
Huaneng Power International, 1.75%(y) due
  05/21/04 (Energy Source).......................  $    150,000       167,250
                                                                  -----------
                                                     PRINCIPAL
                                                      AMOUNT
              SECURITY DESCRIPTION                   (IN USD)        VALUE
-------------------------------------------------  -------------  ------------

NETHERLANDS (1.2%)
Telefonica Europe BV, 2.00%(y) due 07/15/02
  (Telecommunication Services)...................  $    153,000   $   333,061
                                                                  -----------
  TOTAL CONVERTIBLE BONDS (COST $427,541)........                     500,311
                                                                  -----------
SHORT-TERM INVESTMENTS (5.1%)
OTHER INVESTMENT COMPANIES (4.4%)
Hamilton Money Fund..............................     1,222,757     1,222,757
                                                                  -----------

U.S. TREASURY OBLIGATIONS (0.7%)
United States Treasury Bills, 5.98%(y) due
  10/12/00(s)....................................       180,000       177,086
                                                                  -----------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $1,399,812)...................................                   1,399,843
                                                                  -----------
TOTAL INVESTMENTS (COST
  $24,459,189) (97.9%)..........................................   27,019,795
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)....................
                                                                      571,797
                                                                  -----------
NET ASSETS (100.0%).............................................  $27,591,592
                                                                  ===========

------------------------------
Note: Based on the cost of investments of $24,459,189 for federal income tax purposes at June 30, 2000 the aggregate gross unrealized appreciation and depreciation was $3,808,834 and $1,248,228, respectively, resulting in net unrealized appreciation of $2,560,606.

+ - Non-income producing securities.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $10,153,592 of the market value has been segregated.

(y) - Yield to maturity.

ADR - American Depository Receipt.

GDR - Global Depository Receipt.

SDR - Swedish Depository Receipt.

Spon. ADR - Sponsored ADR.

Spon. GDR - Sponsored GDR.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                       PORTFOLIO
                                                    ----------------
Banking...........................................         7.5%
Electronics.......................................         6.3%
Insurance.........................................         5.8%
Pharmaceuticals...................................         5.7%
Oil - Services....................................         5.4%
Chemicals.........................................         5.2%
Short-Term........................................         5.2%
Telecommunications-Services.......................         5.1%
Financial Services................................         5.0%
Food, Beverages & Tobacco.........................         4.8%
Broadcasting & Publishing.........................         4.6%
Utilities.........................................         4.1%
Telecommunications................................         3.9%
Telecommunications-Equipment......................         3.2%
Transportation....................................         3.1%
Retail............................................         2.6%
Computer Systems..................................         2.3%
Oil - Production..................................         2.1%
Metals & Mining...................................         2.1%
Electric..........................................         1.7%
Energy Source.....................................         1.5%
Construction & Housing............................         1.4%
Wholesale & International Trade...................         1.3%
Semiconductors....................................         1.2%
Automotive........................................         1.1%
Electrical Equipment..............................         0.9%
Multi-Industry....................................         0.8%
Computer Software.................................         0.8%
Machinery.........................................         0.7%
Diversified Manufacturing.........................         0.6%
Business & Public Services........................         0.6%
Railroads.........................................         0.6%
Forest Products & Paper...........................         0.6%
Distributors......................................         0.6%
Building Materials................................         0.6%
Airlines..........................................         0.5%
Automotive Supplies...............................         0.5%
                                                         -----
                                                         100.0%
                                                         =====

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $24,459,189 )           $27,019,795
Foreign Currency at Value (Cost $290,704 )             289,870
Receivable for Investments Sold                        280,240
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                   155,202
Receivable for Shares of Beneficial Interest Sold       50,399
Foreign Tax Reclaim Receivable                          40,154
Dividends and Interest Receivable                       26,938
Receivable for Expense Reimbursements                   23,212
Variation Margin Receivable                              8,828
Prepaid Trustees' Fees                                   2,984
Prepaid Expenses and Other Assets                        1,085
                                                   -----------
    Total Assets                                    27,898,707
                                                   -----------
LIABILITIES
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                   203,419
Payable for Shares of Beneficial Interest
  Redeemed                                              16,931
Advisory Fee Payable                                    12,941
Payable for Investments Purchased                        5,289
Administration Fee Payable                                   6
Accrued Expenses                                        68,529
                                                   -----------
    Total Liabilities                                  307,115
                                                   -----------
NET ASSETS
Applicable to 2,081,852 Shares of Beneficial
  Interest Outstanding (no par value, unlimited
  shares authorized)                               $27,591,592
                                                   ===========
Net Asset Value, Offering and Redemption Price
  per Share                                             $13.25
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $24,189,456
Undistributed Net Investment Income                     68,638
Accumulated Net Realized Gain on Investments,
  Futures and Foreign Currency Contracts and
  Transactions                                         814,118
Net Unrealized Appreciation of Investments,
  Futures and Foreign Currency Contracts and
  Translations                                       2,519,380
                                                   -----------
    Net Assets                                     $27,591,592
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $31,774 )                                                  $   230,250
Interest Income                                                      48,450
                                                                -----------
    Investment Income                                               278,700
EXPENSES
Advisory Fee                                       $    71,609
Custodian Fees and Expenses                             63,995
Fund Accounting Expense                                 17,565
Professional Fees and Expenses                          15,515
Transfer Agent Expense                                   8,114
Printing Expenses                                        7,337
Trustees' Fees and Expenses                              6,364
Insurance Expense                                          454
Administration Fee                                          79
Amortization of Organization Expense                        25
Miscellaneous                                            1,131
                                                   -----------
    Total Expenses                                     192,188
Less: Reimbursement of Expenses                        (48,946)
                                                   -----------
NET EXPENSES                                                        143,242
                                                                -----------
NET INVESTMENT INCOME                                               135,458
NET REALIZED GAIN (LOSS) ON
  Investments                                          902,548
  Futures Contracts                                     87,204
  Foreign Currency Contracts and Transactions         (163,490)
                                                   -----------
    Net Realized Gain                                               826,262
NET CHANGE IN UNREALIZED DEPRECIATION OF
  Investments                                       (1,449,442)
  Futures Contracts                                   (117,980)
  Foreign Currency Contracts and Translations          (47,284)
                                                   -----------
    Net Change in Unrealized Depreciation                        (1,614,706)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $  (652,986)
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED    FOR THE FISCAL
                                                   JUNE 30, 2000     YEAR ENDED
                                                    (UNAUDITED)   DECEMBER 31, 1999
                                                   -------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    135,458   $        117,772
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions           826,262          1,305,710
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations        (1,614,706)         3,633,949
                                                   ------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        (652,986)         5,057,431
                                                   ------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (67,137)          (142,033)
Net Realized Gain                                            --           (601,784)
                                                   ------------   ----------------
    Total Distributions to Shareholders                 (67,137)          (743,817)
                                                   ------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Proceeds from Shares of Beneficial Interest Sold     27,645,564         36,812,761
Reinvestment of Dividends and Distributions              67,137            743,825
Cost of Shares of Beneficial Interest Redeemed      (21,705,252)       (29,353,544)
                                                   ------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                             6,007,449          8,203,042
                                                   ------------   ----------------
    Total Increase in Net Assets                      5,287,326         12,516,656
NET ASSETS
Beginning of Period                                  22,304,266          9,787,610
                                                   ------------   ----------------
End of Period (including undistributed net
  investment income of $68,638 and $317,
  respectively)                                    $ 27,591,592   $     22,304,266
                                                   ============   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period is as follows:

                                                                                                                 FOR THE PERIOD
                                        FOR THE SIX                        FOR THE FISCAL                        JANUARY 3, 1995
                                        MONTHS ENDED                   YEAR ENDED DECEMBER 31,                  (COMMENCEMENT OF
                                       JUNE 30, 2000     ---------------------------------------------------     OPERATIONS) TO
                                        (UNAUDITED)        1999         1998         1997           1996        DECEMBER 31, 1995
                                       --------------    ---------    ---------    ---------    ------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 13.83        $ 10.52      $10.60       $11.73         $10.86            $10.00
                                           -------        -------      ------       ------         ------            ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.07           0.11        0.14         0.15           0.20              0.15
Net Realized and Unrealized Gain
  (Loss) on Investments, Futures and
  Foreign Currency Contracts and
  Transactions                               (0.61)          3.71        0.40         0.44           1.23              1.08
                                           -------        -------      ------       ------         ------            ------
Total from Investment Operations             (0.54)          3.82        0.54         0.59           1.43              1.23
                                           -------        -------      ------       ------         ------            ------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                        (0.04)         (0.11)      (0.16)       (0.41)         (0.09)            (0.09)
Net Realized Gain                               --          (0.40)         --        (1.31)         (0.47)            (0.18)
In Excess of Net Realized Gain                  --             --       (0.46)          --             --                --
Return of Capital                               --             --          --           --             --             (0.10)
                                           -------        -------      ------       ------         ------            ------
Total Distributions to Shareholders          (0.04)         (0.51)      (0.62)       (1.72)         (0.56)            (0.37)
                                           -------        -------      ------       ------         ------            ------

NET ASSET VALUE, END OF PERIOD             $ 13.25        $ 13.83      $10.52       $10.60         $11.73            $10.86
                                           =======        =======      ======       ======         ======            ======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                 (3.93)%(a)     36.66%       4.73%        5.43%         13.12%            12.38%(a)
Net Assets, End of Period (in
  thousands)                               $27,592        $22,304      $9,788       $6,780         $6,250            $3,992
Ratios to Average Net Assets
  Net Expenses                                1.20%(b)       1.20%       1.20%        1.20%          1.20%             1.20%(b)
  Net Investment Income                       1.13%(b)       0.85%       0.44%        0.88%          1.25%             1.06%(b)
  Expenses Without Reimbursement              1.61%(b)       1.98%       3.26%        4.25%          3.18%             3.16%(b)
Portfolio Turnover                              39%(a)         66%        127%         149%            71%               68%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan International Opportunities Portfolio (the "portfolio") is one of four portfolios comprising The J.P. Morgan Series Trust II (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company. The trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. The trust is composed of four separate portfolios which operate as distinct investment vehicles. The investment objective of the portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of the issuers of debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
      exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. Amortization is calculated using the scientific method. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first in first out.

   d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid semi-annually.

   e) The portfolio incurred organization expenses in the amount of $9,834. These costs were deferred and were amortized on a straight-line basis over a five-year period from the commencement of operations.

   f) Expenses incurred by the trust with respect to any two or more portfolios in the trust are allocated in proportion to the net assets of each portfolio in the trust, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   g) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   h) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
      and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   i) The portfolio is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the code) applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code. The portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and unrealized appreciation, as applicable, as the income and/or capital gains are earned.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan" ). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.60% of the portfolio's average daily net assets. For the six months ended June 30, 2000, such fees amounted to $71,609.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 2000, the fee for these services amounted to $79.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee based on the following: if total expenses of the portfolio, excluding the advisory fees, exceed the expense limit of

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
      0.60% of the average daily net assets of the portfolio, Morgan will reimburse the portfolio for the excess amount and receive no fee. Should such expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the six months ended June 30, 2000, Morgan has agreed to reimburse the portfolio $48,946 under this agreement.

   d) An aggregate annual fee of $21,500 is paid to each trustee for serving as a trustee of the trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares.

Transactions in shares of beneficial interest of the portfolio were as follows:

                                                    FOR THE SIX
                                                   MONTHS ENDED    FOR THE FISCAL
                                                   JUNE 30, 2000     YEAR ENDED
                                                    (UNAUDITED)   DECEMBER 31, 1999
                                                   -------------  -----------------
Shares of Beneficial Interest Sold...............      2,115,683         3,059,271
Reinvestment of Dividends and Distributions......          5,257            57,413
Shares of Beneficial Interest Redeemed...........     (1,652,223)       (2,433,600)
                                                   -------------  ----------------
Net Increase.....................................        468,717           683,084
                                                   =============  ================

From time to time, the portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the portfolio.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended June 30, 2000 were as follows:

      COST OF        PROCEEDS
      PURCHASES     FROM SALES
      ---------     ----------
      $ 15,520,520  $8,486,558

At June 30, 2000 the portfolio had open futures contracts as follows:

                                                                   NET UNREALIZED
                                                                   APPRECIATION/   MARKET VALUE
                                                   CONTRACTS LONG  (DEPRECIATION)  OF CONTRACTS
                                                   --------------  --------------  ------------
DJ Euro Stoxx50, expiring September 2000.........             14   $       2,367   $   697,383
FTSE 100 Index, expiring September 2000..........              4          (1,464)      384,923
Topix Index, expiring September 2000.............              2           4,821       300,836
                                                   -------------   -------------   -----------
Totals...........................................             20   $       5,724   $ 1,383,142
                                                   =============   =============   ===========

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

At June 30, 2000, the portfolio had open forward currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
                                                      VALUE       6/30/00    (DEPRECIATION)
                                                   -----------  -----------  --------------
PURCHASE CONTRACTS
Canadian Dollar 1,195,948, expiring 08/18/00.....  $  805,895   $  808,039   $       2,144
Canadian Dollar 392,689 for EUR 277,000, expiring
 08/17/00........................................     266,295      265,319            (976)
Euro 3,404,000, expiring 08/17/00................   3,209,505    3,268,796          59,291
Euro 1,063,503, expiring 08/18/00................     971,475    1,022,404          50,929
Euro 181,113 for CHF 280,000, expiring
 08/17/00........................................     172,942      174,113           1,171
Euro 77,569 for CHF 120,000, expiring 08/18/00...      74,118       74,572             454
Euro 140,000 for JPY 14,280,840, expiring
 08/17/00........................................     136,103      134,590          (1,513)
Euro 140,000 for JPY 14,231,504, expiring
 08/17/00........................................     135,633      134,590          (1,043)
Japanese Yen 102,889,496, expiring 08/17/00......     975,000      980,583           5,583
Japanese Yen 60,863,762, expiring 08/18/00.......     570,000      580,057          10,057
Japanese Yen 25,000,000 for SEK 2,049,180,
 expiring 08/17/00...............................     234,450      238,261           3,811
Japanese Yen 48,596,000 for EUR 500,000, expiring
 08/17/00........................................     480,678      463,142         (17,536)
Norwegian Krone 752,023 for SEK 752,023, expiring
 08/17/00........................................      86,040       87,984           1,944
Pound Sterling 1,214,139, expiring 08/17/00......   1,826,402    1,839,656          13,254
Pound Sterling 125,654 for EUR 200,000, expiring
 08/17/00........................................     192,271      190,390          (1,881)
Swedish Krona 1,220,369, expiring 08/18/00.......     135,296      139,625           4,329
                                                   SETTLEMENT
                                                     VALUE
                                                   ----------
SALES CONTRACTS
Australian Dollar 528,935, expiring 08/18/00.....  $  304,534      317,806         (13,272)
Australian Dollar 365,000, expiring 08/21/00.....     211,251      219,307          (8,056)
Euro 1,273,000, expiring 08/17/00................   1,193,884    1,223,804         (29,920)
Euro 956,000, expiring 08/18/00..................     868,724      919,055         (50,331)
Hong Kong Dollar 1,700,000, expiring 08/17/00....     218,173      218,207             (34)
Hong Kong Dollar 3,698,012, expiring 08/18/00....     474,420      474,665            (245)
Japanese Yen 41,383,400, expiring 08/17/00.......     392,862      394,402          (1,540)
Japanese Yen 91,750,194, expiring 08/18/00.......     856,517      874,420         (17,903)
Norwegian Krone 892,787, expiring 08/18/00.......      99,531      104,453          (4,922)
Pound Sterling 108,000, expiring 08/17/00........     161,689      163,641          (1,952)
Singapore Dollar 1,303,851, expiring 08/18/00....     760,263      758,028           2,235
South African Rand 1,310,000, expiring
 08/17/00........................................     185,694      192,360          (6,666)
Swiss Franc 440,000, expiring 08/17/00 ..........     221,562      228,530          (6,968)
Swiss Franc 1,305,252, expiring 08/18/00 ........     767,528      806,189         (38,661)
                                                                             -------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                            $     (48,217)
                                                                             =============

J.P. MORGAN SERIES TRUST II PORTFOLIOS                        J.P. Morgan
   BOND PORTFOLIO                                             International
   INTERNATIONAL OPPORTUNITIES PORTFOLIO                      Opportunities
   SMALL COMPANY PORTFOLIO                                    Portfolio
   U.S. DISCIPLINED EQUITY PORTFOLIO





FOR MORE INFORMATION ON THE J.P. MORGAN                       SEMIANNUAL REPORT
SERIES TRUST II PORTFOLIOS, CALL J.P. MORGAN                  JUNE 30, 2000
FUNDS SERVICES AT (888) 756-8645.


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